    As filed with the Securities and Exchange Commission on January 22, 1999.
                              Subject to Amendment

                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                        NOVACARE EMPLOYEE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                      23-2866146
(State or other jurisdiction of             (I.R.S. Employee Identification No.)
incorporation or organization)

                          Valley Forge Corporate Center
                              2621 Van Buren Avenue
                         Norristown, Pennsylvania 19403
                    (Address of principal executive offices)

                        NOVACARE EMPLOYEE SERVICES, INC.
                             1997 STOCK OPTION PLAN
                            (Full title of the plan)

                                 LOREN J. HULBER
                      President and Chief Executive Officer
                        NovaCare Employee Services, Inc.
                          Valley Forge Corporate Center
                              2621 Van Buren Avenue
                         Norristown, Pennsylvania 19403
                                 (610) 650-4700
 (Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                            CHRISTINA D. HARRIS, ESQ.
                        NovaCare Employee Services, Inc.
                              402 43rd Street West
                            Bradenton, Florida 34209

        Approximate date of commencement of proposed sale to the public:
  As soon as practicable after this Registration Statement becomes effective.

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
          Title of each               Amount to be     Proposed maximum offering      Proposed maximum           Amount of
    class of securities to be          registered          price per unit(1)         aggregate offering         registration
            registered                                                                    price(1)                 fee(1)
=================================================================================================================================
Common Stock, $0.01 par value           1,500,000               $5.4375                  $8,156,250              $2,267.44
=================================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h)(1) under the Securities Act of 1933, as amended, on the basis of the high and low prices of the Registrant's Common Stock on January 20, 1999, as reported on the NASDAQ National Market.

This Registration Statement is intended, pursuant to Rule 429 of the Securities and Exchange Commission, to constitute Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-47001). See "Explanatory Note."

         The contents of Registration Statement No. 333-47001, pursuant to which the Company registered 1,625,000 shares of Common Stock for sale by the Company pursuant to options granted under the Company's 1997 Stock Option Plan, and all documents incorporated by reference therein, are incorporated by reference in this Registration Statement.

                                POWER OF ATTORNEY

         The Registrant and each person whose signature appears below hereby appoints Loren J. Hulber and Thomas D. Schubert as attorneys-in-fact with full power of substitution, severally, to execute in the name and on behalf of the Registrant and each such person, individually and in each capacity stated below, one or more post-effective amendments to this Registration Statement as the attorney-in-fact acting in the premises deems appropriate and to file any such amendment to this Registration Statement with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norristown, Commonwealth of Pennsylvania on January 21, 1999.

                        NOVACARE EMPLOYEE SERVICES, INC.

                        By:   /s/ Loren J. Hulber
                              --------------------------------------------------
                              Loren J. Hulber
                              President, Chief Executive Officer and Director

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 Signature                                    Title                                Date
/s/ E. Martin Gibson                          Chairman of the Board                          January 21, 1999
------------------------------------
E. Martin Gibson

/s/ Loren J. Hulber                           President, Chief Executive Officer             January 21, 1999
------------------------------------
Loren J. Hulber                               and Director

/s Thomas D. Schubert                         Senior Vice President and Chief                January 21, 1999
------------------------------------
Thomas D. Schubert                            Financial and Accounting Officer

                 Signature                                    Title                                Date
/s/ Harvey V. Fineberg, M.D.                  Director                                       January 21, 1999
------------------------------------
Harvey V. Fineberg, M.D.

/s/ John H. Foster                            Director                                       January 21, 1999
------------------------------------
John H. Foster

/s/ Timothy E. Foster                         Director                                       January 21, 1999
------------------------------------
Timothy E. Foster

/s/ Stephen E. O'Neil                         Director                                       January 21, 1999
------------------------------------
Stephen E. O'Neil

/s/ William F. Weld                           Director                                       January 21, 1999
------------------------------------
William F. Weld

                                EXPLANATORY NOTE

         This Registration Statement is intended, pursuant to Rule 429 of the Securities and Exchange Commission, to constitute Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-47001).

                                                                               7
                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 31, 1998, appearing on page 51 of NovaCare Employee Services, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1998.

PricewaterhouseCoopers LLP
Philadelphia, PA
January 19, 1999

                               CONSENT OF COUNSEL

         The consent of Christina D. Harris, Esq., is contained in her opinion filed as Exhibit 5 to this Registration Statement.

                                INDEX TO EXHIBITS

Number                Description of Exhibit                                                         Page
  4             -     NovaCare Employee Services, Inc.1997 Stock Option Plan, as amended              10

  5             -     Opinion of Christina D. Harris, Esq.                                            19

23(i)           -     Consent of PricewaterhouseCoopers LLP (see "Consent of Independent              --
                      Accountants" in the Registration Statement)

23(ii)          -     Consent of Christina D. Harris, Esq.(contained in Exhibit 5)                    --

24              -     Power of Attorney (see "Power of Attorney" in the Registration                  --
                      Statement)